United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)

         October 19, 2008

PROSPERO MINERALS CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-50429 (Commission File Number)	33-1059313 (I.R.S. Employer Identification No.)
575 Madison Avenue, 10th Floor, New York, New York (Address of principal executive offices)		10022-2511 (Zip Code)

Registrant’s telephone number, including area code  (239) 243 0782

(Former name or former address, if changed since last report)

3.03 Material Modifications to Rights of Security Holders

As a result of the lack of response of Shareholders to take the option of selling shares in amounts of 100,000 or more at the then market price, we had numerous sales of shares but all at a price far below the $1.00 share price that had been agreed to by the Board of Directors.

Because of the global financial collapse it is therefore being decided by the Board of Directors on Friday October 17, 2008 to cancel and withdraw the offer as defined in the 8K filed on October 7, 2008.

To proceed with the offer of the Asset Management Agreement, completed as of September 30, 2008 it was agreed that in stead of the price of the shares being $1.00 per share that the initial agreement would be at $0.70 per share. Therefore the major Shareholders and Board of Directors agreed to do a reverse split of shares of the Company so that the new assets that have been and will be merged into Prospero Minerals Corp. will be compensated by the shares as a result of the reverse split.

The details of this new Agreement is contained in this report.

*    *    *   *

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

CAVITATION CONCEPTS CORPORATION LTD.

To all Shareholders Of Prospero Minerals Corp. and Cavitation Concepts Corporation:

Effective October 17, 2008, Prospero Minerals Corp. and Cavitation Concepts Corporation have initiated the following Agreement and Plan of Reorganization which was approved by the Board of Directors and major Shareholders on July 14, 2008.

At the close of business on October 17, 2008, Prospero Minerals Corp. share price closed at $0.70 per share with a Market Cap of $122,320,000. This price will in effect determine the share split as described in the following Agreement for your review.

THIS AGREEMENT AND PLAN OF REORGANIZATION (hereinafter referred to as the “Agreement”) is made and entered into this 17th  day of October 2008 at 4:00 p.m. by and among PROSPERO MINERALS CORP. (hereinafter referred to as “Prospero”). CAVITATION CONCEPTS CORPORATION LTD., a Bahamian corporation (hereinafter referred to as the “Company”), and the shareholders of the Company (hereinafter referred to as the “Shareholders”).

RECITALS:

A.

The Shareholders own all of the issued and outstanding shares of the capital stock of Prospero as set forth on Exhibit A hereto.

B.

The Company is willing to acquire all of the issued and outstanding capital stock of Prospero, making Prospero a wholly-owned subsidiary of the Company, and the Shareholders desire to exchange all of their shares of Prospero’s capital stock for shares of the Company’s authorized but unissued shares of  as hereinafter provided.

C.

It is the intention of the parties hereto that: (i) the Company shall acquire all of the issued and outstanding capital stock of Prospero in exchange solely for the number of shares of the Company’s authorized but unissued Common Stock set forth below (the “Exchange”); (ii) the Exchange shall qualify as a tax-free reorganization under section 368(a)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder, and (iii) the Exchange Securities Act of 1933, as amended, and under the applicable securities laws of the Country of jurisdiction where the Shareholders reside.

NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1. EXCHANGE OF SHARES

1.1

Exchange of Shares.  The Company and the Shareholders hereby agree that the Shareholders shall, on the Closing Date (as hereinafter defined), exchange all of their issued and outstanding shares of the capital stock of Prospero (the ”Shares”) for the shares of the Company Common Stock at $3.00 per share par value (the “Company’s Shares”). The number of shares of capital stock owned by the Shareholders and the number of shares of the Company’s Shares which the Shareholders will be entitled to receive in the Exchange.

1.2

Delivery of Shares. On the Closing Date, the Shareholders will deliver to the Company the Certificates representing the Shares, duly endorsed (or with executed stock powers) so as to make the Company the sole owner thereof. Simultaneously, the Company will deliver Certificates representing the Company’s Shares to the Shareholders.

1.3

Tax-Free Reorganization.  The Shareholders acknowledge that, in the event that capital stock of Prospero representing at least 80% in interest of Prospero is not exchanged for shares of the Company’s Voting Capital Stock pursuant hereto, the Exchange will not qualify as a tax-free reorganization under Section 368(a)(B) of the Internal Revenue Code of 1986, as amended.

1.4

Fairness Opinion.  Consummation of this Agreement is not subject to a fairness opinion.

SECTION 2. REPESENTATIONS AND WARRANTIES OF PROSPERO AND THE SHAREHOLDERS

Prospero and the Shareholders (to the best of the Shareholders’ knowledge and belief as to Prospero, except with respect to Sections 2.2 and 2.14, hereafter as to which the representation and warranty shall be unqualified as to the Shareholders’ interest) hereby represent and warrant as follows:

2.1

Organization and Good Standing: Ownership of Shares.  Prospero is a Corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. Prospero is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary. Prospero does  have one subsidiary as listed on the Form 10K filed at March 31st 2008 and the not filed draft Statements as attached as exhibit “c”. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either Prospero or the Shareholders to issue, sell or transfer any stock or other securities of Prospero.

2.2

Ownership of Shares. The Shareholders are the owners of record and beneficially of all of the shares issued and outstanding of capital stock of Prospero as at close of business on October 17, 2008 and attached as exhibit “A” all of which Shares are free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement. adjustments to any of the shares will be done within 30 days of the signing of this Agreement after being dully notified of such adjustments by all parties pertaining thereto.

2.3

Financial Statement, Books and Records.  There has been previously delivered to the Company the unaudited balance sheet of Prospero as at June 30, 2008 and the unaudited balance sheet as of March 31 2008 (the “Balance Sheet”) and the related unaudited statements of operations for the periods then ended (the “Financial Statements”). The Financial Statements are true and accurate and fairly represent the financial position of Prospero as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with generally accepted International accounting practice consistently applied.

2.4

No Material Adverse Changes.  Since the date of the Balance Sheet there has not been:

(i)

any material adverse change in the assets, operations, conditions (financial or otherwise) or prospective business of Prospero other than in the ordinary course of business;

(ii)

any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Prospero, whether or not covered by insurance;

(iii)

any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Prospero’s capital stock other than the purchase of shares from the minority shareholder;

(iv)

any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by Prospero of any properties or assets; or

(v)

adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

2.5

Taxes.  Except as set forth on Schedule 2.5 Prospero has prepared and filed all appropriate tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments by it or has made adequate provision for the payment thereof.

2.6

Compliance with Laws.  Prospero has complied with all country and local laws, ordinances, regulations, inspections, orders, judgements, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of Prospero.

2.7

No Breach;  The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby will not;

(i)

violate any provision of the Articles of Incorporation or By-Laws of Prospero;

(ii)

violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Prospero is a party or by or to which it or any of its assets or properties may be bound or subject;

(iii)

violate any order, judgement, injunction, award or decree of any court, arbitrator or government or regulatory body against, or binding upon, Prospero, or upon the properties or business of Prospero; or

(iv)

violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of Prospero.

2.8

Actions and Proceedings.   There is no outstanding order, judgement, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving Prospero. There is no action, suit or claim or legal, administrative or arbitral proceedings or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving Prospero or any of its properties or assets. Except as set forth on Schedule 2.8, there is no fact, event or circumstance that may give rise to any suit, action, claim, investigation or proceeding.

2.9

Brokers or Finders.      No broker’s or finder’s fee will be payable by Prospero in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by Prospero or the Shareholders.

2.10

Real Estate.        As set forth and outlined on financial statement, Prospero neither owns real property nor is a party to any leasehold agreement other than as stated in the March 31, 2008 financials in reference to “The Thor Claims”

2.11

Tangible Assets.   All tangible Assets have been secured by the Central Africa Republic in consideration of certain rights and privileges for the former subsidiary of Prospero Minerals Corp. namely Lobaye Gold. There is no dispute between the Central Africa Republic and Prospero Minerals Corp.  The changes on the balance sheet are the decision by the Board of Directors to remove these items from the balance sheet was agreed to on August 14, 2008. The balance sheet of Prospero Minerals Corp, as at September 30, 2008 will show this change. However, it will also show the increase of the value of certain assets now being transferred as a result of this Agreement.

2.12

Liabilities.    Prospero does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation and liability on account of taxes, and other governmental charge or lawsuit (all of the foregoing collectively defined to as “Liabilities”), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, Prospero will not have any Liabilities, other than Liabilities fully and adequately reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.

2.13

Operations of Prospero.    Except as set forth on Schedule 2.13, from the date of the Balance Sheet and through the Closing Date hereof Prospero has not and will not have:

(i)

incurred any indebtedness for borrowed money;

(ii)

declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

(iii)

made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

(iv)

except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(v)

disposed of any assets of Prospero except in the ordinary course of business; or

(vi)

materially increased the annual level of compensation of any executive  employee of Prospero;

(vii)

increased, terminated, amended or otherwise modified any plan for the benefit of employees of Prospero;

(viii)

issued any equity securities or right to acquire such equity securities; or

(ix)

except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

2.14

Capitalization.    The authorized capital stock of Prospero consists of 300,000,000 shares of common stock of which 10,000,000 shares are preferred and 174,738,941 are presently issued and outstanding. Neither Prospero nor the Shareholders has granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of Prospero.

2.15

Shares Currently Trading.    Prospero’s shares are currently trading and quoted on the “Pink Sheets” (PSPO.PK). The Company has satisfied all applicable requirements of the Securities and Exchange Commission Rule 15c2-11 and the filing requirements of the National Association of Security Dealers (“NASD”). The Company is currently in good standing with the NASD and up to date with its 15c2-11 filings. The Company is not aware of any stops, pending stops, de-listings, pending de-listings or any other situation which may adversely effect the trading of the Company Shares on the OTC Bulletin Board Service. Application was made on the 9th of October, 2008 to move Prospero Minerals Corp. from the Pink Sheets to the OTC BB. We are awaiting confirmation of this change.

2.15

Full Disclosure.    No representation or warranty by Prospero or the Shareholders in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to the Company pursuant hereto or in connection with the negotiation, execution or performance of this Agreement. Contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of Prospero.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Prospero and the Shareholders as follows:

3.1

Organization and Good Standing.    The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of The Bahamas and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. The authorized capital stock of the Company consists of 500,000,000 (five hundred million) shares of Common Stock with 10,000,000 (ten million) shares issued and fully paid. Subsequent to the execution hereof, the Company intends to; a) effect a 7:1 reverse split of its Common Stock.  The Company is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by the Company or the nature of the business transacted by it make such license or qualification necessary.

The current net assets of Cavitation Concepts Corporation are estimated at Fifty million ($50,000,000.00) dollars. Therefore the valuation of the shares presently owned by the Pinder Group solely is $5.00 per share.

Cavitation Concepts Corporation Limited at this date owns 107,722,155 shares of Prospero Minerals Corp. Through a 7:1 reverse split, the existing shares of the shareholders of Prospero Minerals Corp. will be exchanged to reflect the additional assets of the New Technologies owned by Cavitation Concepts Corporation.

Of the total outstanding shares of 174,738,941, existing shareholders will then amount to a total of 24,962,706 shares of Prospero Minerals Corp.  The remaining 149,776,235 shares will be utilized in compensation for the purchase of future Technology companies, other acquisitions and assets.

3.2

The Company Shares.    The Company Shares to be issued to the Shareholders have been or will have been duly authorized by all necessary corporate and shareholder actions and, when so issued in accordance with the terms of their Agreement, will be validly issued, fully paid and non-assessable.

3.3

Financial Statements; Books and Records.    There will be delivered to Prospero, the unaudited balance sheet of the Company as at March 2008 and the unaudited balance as at June 30, 2008 (the ”Balance Sheet”) and the related unaudited statements of operations for the periods then ended (the “Financial Statements”) as well as the articles, bylaws and corporate minutes of the Company. The Financial Statements are true and accurate and fairly represent the financial position of the Company as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with generally accepted accounting principals consistently applied. At the present time, the Company accountants are preparing the financial statements of both Prospero Minerals Corp. and Cavitation Concepts Corp. together with a Proforma Balance Sheet reflecting the changes in the companies and their position as at September 30, 2008. Other changes pertaining to this Agreement and the Asset Management Agreement, completed September 30, 2008 will be reflected in the Management Statement of Operations that will be filed with the SEC in the first instance as an 8K and subsequently in the 10Q of Prospero Minerals Corp.

3.4

No Material Adverse Changes.    Since the date of the Company Balance Sheet, there has not been:

(i)

any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of the Company;

(ii)

any damage, destruction or loss materially affecting the assets, prospective business, operations or conditions (financial or otherwise) of the Company, whether or not covered by insurance;

(iii)

any declarations, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the Company’s capital stock;

(iv)

any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by the Company of any properties or assets; or

(v)

adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

3.5

Compliance with Laws.    The Company has complied with all country and local laws, ordinances, regulations, inspections, orders, judgements, injunctions, awards or decree applicable to their businesses which, if not complied with, would materially and adversely affect the business of the Company or the trading market for the shares of the Company’s Common Stock.

3.6

No Breach.    The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby will not;

(i) violate any provision of the Articles of Incorporation or By-Laws of the Company;

(ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject;

(iii) violate any order, judgement, injunction, award or decree of any court, arbitrator or government or regulatory body against, or binding upon, the Company or upon the securities, properties or business of the Company; or

(iv) violate any statute, law or regulation of any jurisdiction applicable to the  transactions contemplated herein.

3.7

Actions and Proceedings.    There is no outstanding order, judgement, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving the Company. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving the Company or any of its properties or assets. Except as set forth on Schedule 3.7, there is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding.

3.8

Brokers or Finders.      No broker’s or finder’s fee will be payable by the Company in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by the Company.

3.9

Liabilities.    The Company does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation and liability on account of taxes, and other governmental charge or lawsuit (all of the foregoing collectively defined to as “Liabilities”), which were not fully, fairly and adequately reflected on the Company Balance Sheet. As of the Closing Date, the Company will not have any Liabilities, other than Liabilities fully and adequately reflected on the Company Balance Sheet, except for Liabilities incurred in the ordinary course of business. Schedules of liabilities, indebtedness, etc. will be provided to the Company at closing.

3.10

Operations of the Company.    Except as set forth on Schedule 3.10, since the date of the Company Balance Sheet and through the Closing Date hereof the Company has not and will not have:

(i)

incurred any indebtedness for borrowed money;

(ii)

declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

(iii)

made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

(iv)

except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(v)

disposed of any assets of the Company except in the ordinary course of business; or

(vi)

materially increased the annual level of compensation of any executive employee of the Company;

(vii)

increased, terminated, amended or otherwise modified any plan for the benefit of employees of the Company;

(viii)

except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

3.11

Authority to Execute and Perform Agreements.    The Company has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors’ rights. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by the Company of this Agreement, in accordance with its respective terms and conditions will not:

(i)

require the approval or consent of any governmental or regulatory body, the Shareholders of the Company, or the approval or consent of any other persons; Approval by The Bahamas Government, if requested, will be obtained before the effective date of this Agreement.

(ii)

conflict with or result in any breach or violation of any of the terms and conditions of or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgement, or decree applicable to the Company, or any instrument, contract or other agreement to which the Company is a party or by or to which the Company is bound or subject: or

(iii)

result in the creation of any lien or other encumbrances on the assets or properties of the Company.

3.12

Full Disclosure.    No representation or warranty by the Company in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished to the Company or the Shareholders pursuant hereto or in connection with the execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of Company. The foregoing notwithstanding, all of the aforementioned representations and warrants are qualified to the extent that any of the companies or businesses acquired or to be acquired pursuant to the Company’s acquisition program may include events, conditions or circumstances involving matters contemplated by such representations and warranties the disclosure of which will not be made pursuant to this Agreement.

SECTION 4. COVENANTS

4.1

Corporate Examinations and Investigations.    Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement.

4.2

Expenses.    Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

4.3

Further Assurances.    The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

4.4

Confidentiality.    In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of two (2) years from the date hereof provided, however, such obligation shall not apply to information which:

(i)

at the time of disclosure was public knowledge;

(ii)

after the time of disclosure becomes public knowledge (except due to the action of the receiving party; or

(iii)

the receiving party had within its possession at the time of disclosure.

4.5

Stock Certificates.    At the Closing, the Shareholders shall have delivered the certificates representing the Shares duly endorsed (or with executed stock powers) so as to make the Company the sole owner thereof. At such Closing, the Company shall issue to Shareholders the Company Shares as applicable.

4.6

Investment Letters.    The Shareholders shall have delivered to the Company an “Investment Letter” agreeing that the Shares are being acquired for investment purposes only and not with the view to public resale or distribution.

4.7

Amendment to Certificate of Incorporation and Reverse Split.    Subsequent to the execution of this Agreement prior to Closing, the Company will file an Amendment to its Certificate of Incorporation to change its corporate name if necessary. In addition, the Company will take all necessary actions to effectuate a 7:1 reverse stock split of its outstanding Common Stock with the result that the outstanding Common Stock, after the issuance of Common Shares and Warrants in Reg D 504 Offering.

SECTION 5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Notwithstanding any right of Prospero and the Shareholders fully to investigate the affairs of the Company, the former shall have the right to rely fully upon the representations, warranties, covenants and agreements of the Company contained in this Agreement or in any document delivered by the Company or any of it representations, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for three (3) months following the Closing.

SECTION 6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

Notwithstanding any right of the Company fully to investigate the affairs of Prospero, The Company has the right to rely fully upon the representations, warranties, covenants and agreements of Prospero and the Shareholders contained in this Agreement or in any document delivered by the Company by the latter or any of their representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for three (3) months following the Closing.

SECTION 7. INDEMNIFICATION

7.1

Obligation of the Company to Indemnify.    Subject to the limitations on the survival of representations and warranties contained in Section 5, the Company hereby agrees to indemnify, defend and hold harmless the Company and the Shareholders from and against any loses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorney’s fees and disbursements (a “Loss”) based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

7.2

Obligation of Prospero and the Shareholders to Indemnify.    Subject to the limitations on the survival of representations and warranties contained in Section 6, Prospero and the Shareholders agree to indemnify, defend and hold harmless the Company from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

SECTION 8. THE CLOSING

The Closing shall take place upon the commencement of the Reg D 504 Offering, completion of the name change, and the reverse split being effected. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby, the Company shall deliver a certificate of representations and warranties to represent the current status of the Company. The Company shall have complied in all material respects with all of its agreements and covenants contained herein required to be complied with at or prior to the Closing, and all of the representations and warranties of the Company contained herein shall be true in all material respects on and as of the Closing with the same effect as though made on and as of the Closing. The Shareholders shall have received a certificate of the Company, dated as of the Closing and signed by an officer of the Company, certifying as to the fulfillment of the conditions set forth in this Section 8. The actual Closing date for the transfer of shares will be October 31, 2008.

SECTION 9. MISCELLANEOUS

9.1

Waivers.    The waiver of a breach of this Agreement of the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

9.2

Amendment.    This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

9.3

Assignment.    This Agreement is not assignable except by operation of law.

9.4

Notices.    Unless otherwise specified in writing, the mailing address of both parties of this Agreement shall be as follows:

The Company:

Cavitation Concepts Corporation Ltd..

20 Madeira Street

P.O. Box SS-6391

Nassau, Bahamas

Phone:  (239) 214-0480

Fax (242) 324-4250

Prospero:

Prospero Minerals Corp.

20 Madeira Street

P.O. Box N-1315

Nassau, Bahamas

Phone (239) 243-0782

Fax (242) 323-6165

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail or fax addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor. Any party may send any notice hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail), but no such notice shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices hereunder are to be delivered by giving the other party notice in the manner herein set forth.

9.5

Governing Law.    This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the Commonwealth of The Bahamas, thereby precluding any choice of law rules which may direct the applicable of the laws of any other jurisdiction.

9.51

Litigation: Prevailing Party.    In the event of any arbitration or litigation, including appeals, with regard to this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable fees, costs and expenses of counsel (at pre-trial, trial and appellate levels).

9.6

Publicity.    No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

9.7

Entire Agreement.    This Agreement (including the Exhibits and Schedule hereto) and the collateral agreements executed in connection with the consummation of the transaction contemplated herein contain the entire agreement among the parties with respect to the purchase and issuance of the Shares and the Company Shares and related transactions, and supersede all prior agreements, written or oral.

9.8

Headings.    The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

9.9

Severability of Provisions.    The Invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement Shall in no way affect the validity or enforcement of any other provision or any part thereof.

9.10

Counterparts.    This agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

IN WITNESS WHEREOF, the parties have executed this agreement on the date first above written.

    CAVITATION CONCEPTS CORP. LTD.

By:___________________________

Name:_________________________

Its:____________________________

PROSPERO MINERALS CORP.

By:____________________________

Name:  _________________________

Its:                    ___________________

SHAREHOLDERS

_______________________________

________________________________

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Item 8.01 Other Items

Management’s Plan of Operation.

THE FOLLOWING PRESENTATION OF MANAGEMENT’S PLAN OF OPERATIONS OF PROSPERO MINERALS CORP. SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION INCLUDED HEREIN.

Plan of Operation for the Next Twelve Months

Prospero has not had any significant revenues generated from its business operations since inception.  Management expects that the revenues generated from its operations for the next 12 months will not be enough for its required working capital.  Until Prospero is able to generate any consistent and significant revenue it may be required to raise additional funds by way of equity to accomplish this, the Asset Management Agreement with Cavitation Concepts Corporation was finalized at September 30, 2008.

At any phase of its plan of operations set out below, if Prospero finds that it does not have adequate funds to complete a phase, it may have to suspend its operations and attempt to raise more money so it can proceed with its business operations.  If Prospero cannot raise the capital to proceed it may have to suspend operations until it has sufficient capital.  However, management expects to raise the required funds for the next 12 months through equity financing and with revenues generated from its business operations.

To become profitable and competitive, Prospero needs to have at least one of its Joint Ventures, Advanced Cavitation Technology launched or Property Developments to begin and sustain production.  To achieve this goal, management has prepared the following phases for Prospero’s plan of operation for the next 12 months.

Prospero Minerals Corp. through its largest shareholder, Cavitation Concepts Corporation Limited has signed and completed a Joint Venture Proposal using the private label of “MIC” Mechanically Induced Cavitation, which is owned by Prospero Minerals Corp. with Pyramid Power for its Water & Energy Turbine Technology (“WETTECH”).

Together, they are working on the following Marketing Strategy:

1-ACT –Advanced Cavitation Technology is built, patent applied for, and working perfectly on a mobile trailer mounted demonstrator unit currently located in Atlanta, Georgia and a second Beta Test Unit in Northern Italy. We also have a trailer mounted demonstrator unit which has been located in Nassau, Bahamas since 2003.

2-ACT video available on www.prosperominerals.com or www.pyramidpowersystems.com  along with Power Point Presentation of Philosophy, Commitment Statement, Executive Summary, Technology Comparisons, and related new items and applications.

3-ACT is featured as part of the WETTECH – Water & Energy Turbine Technology as used in the Pyramid Power Stewardship System.

4-The agreed strategy is to NOT sell any of the new technology or application systems, but rather, sell only the water and energy products made by Pyramid Power.

5-The plan is to finance the building of each Pyramid Power, power and water production unit, and profit from the sale of power, water, and residual products.

6-We will become an international utility provider of power and water to the world, marketing to and distributing through the existing utility companies, and making environmentally friendly “green” energy at reduced prices.

7-Build a new, larger scale Beta Site in the Bahamas, using the new ACT as featured in the WETTECH – Water & Energy Turbine Technology, powered by a vertical-axis wind turbine, to accurately measure the productions capacities of electricity and pure water to start up in November 2008.

8-Our plan is to sell Licenses for Profit Sharing Joint Ventures for $1 million to $5 million for each State, Country, territory, or business, depending on the location, population or application. We will be adding other Technologies to be merged with Prospero Minerals Corp by the end of October 2008.

Mr. Hubert Pinder, CFO of Prospero Minerals Corp. declares “Therefore, instead of using electricity or other environmentally polluting fossil fuels to create the energy to clean water, ‘WETTECH’ systems clean and purify water from any source and produce electricity as a by-product of the process, producing both POWER & WATER.” Cavitation Concepts Corporation Limited first launched this “MIC” Technology in February 2003 in Nassau, Bahamas.

The image of Prospero Minerals Corp has now become an operating Technology Company with Alternative Energy and the production of Potable Water.

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“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995Certain statements contained herein constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Information contained herein contains “forward-looking statements” that can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “up to,” “approximately,” “likely,” or “anticipates” or the negative thereof or given that the future results covered by such forward-looking statements will be achieved.  Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

*     *     *     *

Pursuant to the requirements of the Securities Exchange Act of 1934, Prospero Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PROEPERO MINERALS CORP.

Dated : October 19, 2008                                    By: /s/ Hubert L. Pinder

                                                                                 Hubert L. Pinder - CFO